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                                                                   Exhibit 10.13

                                    CITIGROUP
                             EMPLOYEE INCENTIVE PLAN
                    AMENDED AND RESTATED AS OF APRIL 17, 2001

SECTION 1. PURPOSE.

     The purposes of the Citigroup Employee Incentive Plan (the "Plan") are (i) to enable the Company and its Subsidiaries to attract, retain and motivate employees; (ii) to reward employees for their contributions to the growth and profits of the Company; and (iii) to encourage ownership of Common Stock in the Company on the part of such personnel.

SECTION 2. DEFINITIONS.

     For purposes of the Plan, the following terms have the following meanings:

     "Award" shall mean an Option, SAR, or other form of Stock Award including Deferred Stock, Restricted Stock or Stock Units granted under the Plan.

     "Award Agreement" shall mean the document evidencing an Award granted under the Plan.

     "Board" shall mean the Board of Directors of the Company.

     "Change of Control" shall have the meaning set forth in Section 12.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "Committee" shall mean the Personnel, Compensation and Directors Committee of the Board or any individual or other committee having delegated authority over the administration of the Plan.

     "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

     "Company" shall mean Citigroup Inc., a Delaware corporation.

     "Covered Employee" shall mean "covered employee" as such term is defined in
     Section 162(m) of the Code.

     "Deferred Stock" shall mean an Award payable in shares of Common Stock at the end of a specified deferral period that is subject to the terms, conditions and limitations described or referred to in Section 6(a)(iv).


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     "Employee" shall have the meaning set forth in General Instruction A to the
     Registration Statement on Form S-8 promulgated under the Securities Act of 1933, as amended, or any successor form or statute, as determined by the Committee.

     "Employment" shall mean continuous employment with the Company or a Subsidiary, or in the case of a consultant, advisor or agent, a continuous contractual association between such person and the Company or a Subsidiary.

     "Fair Market Value" shall mean the fair market value of the Common Stock, as determined by the Committee.

     "Option" shall mean the right to purchase a specified number of shares of Common Stock at a stated exercise price for a specified period of time. The term "Option" as used in this Plan shall include the term "Reload Option".

     "Participant" shall mean an Employee who has been granted an Award under the Plan.

     "Reload Option" shall have the meaning set forth in Section 6(b)(i).

     "Restricted Stock" shall mean an Award of Common Stock that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 6(a)(iii).

     "SAR" shall mean a stock appreciation right that is subject to the terms, conditions, restrictions and limitations described or referred to in
     Section 6(c).

     "Section 16(a) Officer" shall mean an Employee who is subject to the reporting requirements of Section 16(a) of the 1934 Act.

     "Stock Award" shall have the meaning set forth in Section 6(a)(i).

     "Stock Unit" shall have the meaning set forth in Section 6(d).

     "Subsidiary" shall mean any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee, in its discretion.

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

SECTION 3. THE COMMITTEE.

     (a) COMMITTEE AUTHORITY. The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee's authority shall include, but not


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be limited to, the authority to (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Plan; (iv) determine whether and under what circumstances such fair market value may be discounted; and (v) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to those relating to a Participant's retirement, death, disability, leave of absence or termination of Employment. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other determinations which it deems necessary with respect to the administration of the Plan. The Committee's right to make any decision or determination under the Plan shall be in its sole and absolute discretion.

     (b) ADMINISTRATION OF THE PLAN. The administration of the Plan shall be managed by the Committee. The Committee shall have the power to prescribe and modify, as necessary, the form of Award Agreement, to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award Agreement and to take such actions and make such administrative determinations that the Committee deems appropriate in its discretion. Any decision of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its stockholders and Subsidiaries and all Participants.

     (c) DELEGATION OF AUTHORITY. The Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the Plan.

     (d) INDEMNIFICATION. No member of the Committee, nor any officer or Employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan and all members of the Committee and each and any officer or Employee of the Company acting on their behalf, to the extent permitted by law, shall be entitled to full indemnification, reimbursement and protection by the Company in respect of any such action, determination or interpretation. In the performance of its functions under the Plan, the Committee and any officer or Employee of the Company acting on their behalf, shall be entitled to rely upon information and advice furnished to them by the Company's officers, accountants, counsel and any other party they deem necessary, and no member of the Committee, nor any officer or Employee of the Company acting on behalf of the Committee, shall be liable for any action taken or not taken in reliance upon any such advice.

SECTION 4. ELIGIBILITY AND PARTICIPATION.

     (a) ELIGIBLE EMPLOYEES. Employees of the Company and its Subsidiaries shall be eligible to participate in the Plan in accordance with the eligibility standards established by the Committee. Awards to eligible Employees shall be approved in the manner prescribed by the


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Committee. Section 16(a) Officers and Covered Employees are not eligible to receive Awards under the Plan.

     (b) PARTICIPATION BY SUBSIDIARIES. Employees of Subsidiaries may participate in the Plan upon approval of the Awards by the Committee. A Subsidiary's participation in the Plan may be terminated at any time by the Committee. If a Subsidiary's participation in the Plan shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except with the approval of the Committee.

     (c) PARTICIPATION OUTSIDE OF THE UNITED STATES. The Committee or its designee shall have the authority to amend the Plan and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by Employees who are located outside of the United States on terms and conditions comparable to those afforded to Employees located within the United States.

     (d) CANCELLATION AND MODIFICATION OF AWARDS. In the event of a change in a Participant's duties and responsibilities, or a transfer of the Participant to a different position, the Committee may cancel or modify any Award granted to such Participant or adjust the number of shares of Common Stock subject thereto commensurate with the transfer or change in responsibility, as determined by the Committee, in its discretion.

SECTION 5. AVAILABLE SHARES OF COMMON STOCK.

     (a) SHARES SUBJECT TO THE PLAN. Common Stock issued pursuant to Awards granted under the Plan may be shares which have been authorized but unissued, or have been previously issued and reacquired by the Company, or both. Reacquired shares may consist of shares purchased in open market transactions. Subject to the following provisions of this Section 5, as of the date of this amendment and restatement of the Plan, the aggregate number of shares of Common Stock that may be issued to Participants pursuant to Awards granted under the Plan is eighty million (80,000,000) shares.

     (b) FORFEITED AWARDS. Awards or portions of Awards made under the Plan which are forfeited, expire or are canceled or settled without issuance of shares shall not count towards the number of shares that may be issued under the Plan as set forth in Section 5(a), and will be available for issue pursuant to Awards granted under the Plan.

     (c) SHARES USED TO PAY EXERCISE PRICE AND TAXES. If a Participant pays the exercise price of an Option by surrendering previously owned shares, as may be permitted by the Committee, and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld or sold to cover the withholding tax liability associated with the Option exercise, the surrendered shares and shares used to pay taxes shall not count towards the number of shares that may be issued under the Plan as set forth in Section 5(a), and will be available for issue pursuant to Awards granted under the Plan.


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     (d)  OTHER ITEMS NOT INCLUDED IN ALLOCATION. The number of shares that may be issued under the Plan as set forth in Section 5(a) shall not be affected by
(i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of stock-denominated Awards which by their terms may be settled only in cash; or (iii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become Employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company or a Subsidiary.

     (e) ADJUSTMENTS. In the event of any change in the outstanding Common Stock by reason of any stock split, stock dividend, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any other similar event affecting the Common Stock, the Committee may make such adjustments as it may deem appropriate, in its discretion, to (i) the number of shares of Common Stock that may be issued under the Plan as set forth in Section 5(a); (ii) the number or kind of shares subject to an Award; (iii) the Exercise Price applicable to an Award; and/or (iv) any measure of performance that relates to an Award in order to reflect such change in the Common Stock.

SECTION 6. AWARDS UNDER THE PLAN.

     Awards under the Plan shall be made at such times and in such manner as the Committee shall determine. Awards may be granted as Options, SARs or Stock Awards including Deferred Stock, Restricted Stock and Stock Units, as described below. Awards may be granted singly, in combination or in tandem as determined by the Committee, in its discretion.

     (a)  STOCK AWARDS.

          (i) FORM OF AWARDS. The Committee may grant Awards ("Stock Awards") which are payable in shares of Common Stock or denominated in units equivalent in value to shares of Common Stock or are otherwise based on or related to shares of Common Stock, including, but not limited to Awards of Restricted Stock, Awards of Deferred Stock and Stock Units, subject to such terms, conditions, restrictions and limitations as the Committee may determine to be applicable to such Awards, in its discretion, from time to time. In order to reflect the impact of the conditions, restrictions or limitations applicable to a Stock Award, as well as the possibility of forfeiture or cancellation, the Fair Market Value may be discounted at a rate determined by the Committee, from time to time, for purposes of determining the number of shares of Common Stock allocable to a Stock Award.

          (ii) STOCK PAYMENT. Shares of Common Stock may be used as payment for compensation which otherwise would have been delivered in cash, and unless otherwise determined by the Committee, no minimum vesting period will apply to such shares. Any shares used for such payment will be valued at Fair Market Value at the time of payment and shall be subject to such terms, conditions, restrictions and limitations as shall be determined by the Committee at the time of payment. This provision shall not in any way be construed as an


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indication or admission by the Company that any Award under this Plan has been earned by a Participant, except upon satisfaction of all of the conditions applicable to such Award.

          (iii) RESTRICTED STOCK.

               (a) Awards of Restricted Stock shall be subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, in its discretion, from time to time. The number of shares of Restricted Stock allocable to an Award under the Plan shall be determined by the Committee, in the manner approved by the Committee from time to time. In order to reflect the impact of the restrictions on the value of the Restricted Stock, as well as the possibility of forfeiture of the Restricted Stock, the Fair Market Value may be discounted at a rate to be determined by the Committee, for purposes of determining the number of shares allocable to an Award of Restricted Stock.

               (b) Each Participant who is awarded Restricted Stock under the Plan may, but need not, be issued a stock certificate in respect of such shares. A "book entry" (i.e., a computerized or manual entry) shall be made in the records of the Company to evidence an Award of Restricted Stock where no certificate is issued in the name of the Participant. Such Company records shall, absent manifest error, be binding on the Participants. Each certificate, if any, for Restricted Stock registered in the name of a Participant shall bear an appropriate legend referring to the applicable terms, conditions, and restrictions, substantially in the following form:

                    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Citigroup Employee Incentive Plan as detailed in the Award Agreement entered into between the registered owner and Citigroup Inc. Copies of such Plan and Agreement are on file in the offices of Citigroup Inc."

     Any stock certificates issued in the name of a Participant evidencing shares of Restricted Stock shall be held in the custody of the Company until the restrictions thereon shall have lapsed, and as a condition to the issuance of such certificate, the Participant may be required to deliver a stock power, endorsed in blank, relating to the shares covered by such certificate.

          (iv) DEFERRED STOCK. Awards of Deferred Stock shall be subject to the conditions, limitations, and cancellation provisions determined by the Committee, in its discretion, from time to time. A Participant who receives an Award of Deferred Stock shall be entitled to receive the number of shares of Common Stock allocable to his or her Award, as determined by the Committee, in the manner approved by the Committee from time to time, at


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the end of a specified deferral period determined by the Committee. In order to reflect the impact of the deferral conditions on the value of an Award of Deferred Stock, as well as the possibility of cancellation of the Award of Deferred Stock, the Fair Market Value may be discounted at a rate to be determined by the Committee, for purposes of determining the number of shares allocable to an Award of Deferred Stock. Awards of Deferred Stock represent only an unfunded, unsecured promise to deliver shares in the future and do not give Participants any greater rights than those of an unsecured general creditor of the Company.

          (b) OPTIONS. Options granted under the Plan shall be non-qualified stock options.

               (i) RELOAD OPTIONS. If a Participant uses shares of Common Stock to pay the exercise price of an Option, and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, the Participant may receive, at the discretion of the Committee, a new "Reload Option" equal to the sum of the number of shares used to pay the exercise price and the number of shares used to pay the withholding taxes. Reload Options will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Reload Options may be granted under this Plan or any other stock incentive plan maintained by the Company, as same may be amended from time to time. Reload options also may be granted in connection with the exercise of options granted under any other stock incentive plan of the Company which may be designated by the Committee, from time to time.

               (ii) EXERCISE PRICE. The Committee shall determine the exercise price per share for each Option, which shall not be less than 100% of the Fair Market Value at the time of grant.

               (iii) EXERCISE OF OPTIONS. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee, and upon payment in full of the Exercise Price and applicable taxes due, the Participant shall be entitled to exercise the Option and receive the number of shares of Common Stock issuable in connection with the Option exercise. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. The exercise price of an Option and applicable withholding taxes relating to an Option exercise may be paid by methods permitted by the Committee from time to time including (1) a cash payment in US dollars; (2) using shares of Common Stock owned by the Participant for at least six (6) months, valued at the Fair Market Value at the time of exercise; (3) arranging to have the appropriate number of shares of Common Stock issuable upon the exercise of an Option withheld or sold; or (4) any combination of the above.


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          (c)  STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR")
represents the right to receive a payment in cash, Common Stock, or a combination thereof, in an amount equal to the excess of the Fair Market Value of a specified number of shares of Common Stock at the time the SAR is exercised over an amount which shall be no less than the Fair Market Value of the same number of shares at the time the SAR was granted, except that if a SAR is granted retroactively in substitution for an Option, the Fair Market Value established by the Committee may be the Fair Market Value at the time such Option was granted.

          (d) STOCK UNITS. A Stock Unit is an Award denominated in shares of Common Stock, in the manner determined by the Committee, which may be settled either in shares of Common Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time.

SECTION 7. FORFEITURE PROVISIONS FOLLOWING A TERMINATION OF EMPLOYMENT.

     In any instance where the rights of a Participant with respect to an Award extend past the date of termination of a Participant's Employment, all of such rights shall terminate and be forfeited, if, in the determination of the Committee, the Participant, at any time subsequent to his or her termination of Employment engages, directly or indirectly, either personally or as an employee, agent, partner, stockholder, officer or director of, or consultant to, any entity or person engaged in any business in which the Company or its affiliates is engaged, in conduct that breaches his or her duty of loyalty to the Company or a Subsidiary or that is in material competition with the Company or a Subsidiary or is materially injurious to the Company or a Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to (i) disclosing or misusing any confidential information pertaining to the Company or a Subsidiary; (ii) any attempt, directly or indirectly to induce any Employee, agent, insurance agent, insurance broker or broker-dealer of the Company or any Subsidiary to be employed or perform services elsewhere; (iii) any attempt by a Participant directly or indirectly to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary; or (iv) disparaging the Company, any Subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act falls within the scope of activities contemplated by this Section shall be made by the Committee, in its discretion. For purposes of this paragraph, a Participant shall not be deemed to be a stockholder of a competing entity if the Participant's record and beneficial ownership does not exceed one percent (1%) of the outstanding capital stock of any company subject to the periodic and other reporting requirements of the Securities Exchange Act of 1934, as amended.

SECTION 8. DIVIDENDS AND DIVIDEND EQUIVALENTS.

     The Committee may provide that Stock Awards shall earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, including reinvestment in additional shares of Common Stock or common share equivalents. The Committee shall determine the Participants'


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rights under the Plan with respect to extraordinary dividends or distributions on the Common Stock.

SECTION 9. VOTING.

     The Committee shall determine whether a Participant shall have the right to direct the vote of shares of Common Stock allocated to a Stock Award. If the Committee determines that an Award shall carry voting rights, the shares allocated to such Award shall be voted by the Company's Senior Human Resources Officer, or such other person as the Committee may designate in accordance with instructions received from Participants (unless to do so would constitute a violation of fiduciary duties). Shares as to which no instructions are received shall be voted proportionately in accordance with instructions received from Participants in the Plan (unless to do so would constitute a violation of fiduciary duties).

SECTION 10. PAYMENTS AND DEFERRALS.

     Payment of Awards may be in the form of cash, Common Stock, other Awards, or any combination thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose. The Committee may postpone the exercise of Options or SARs, and may require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time. It also may provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents.

SECTION 11. TRANSFERABILITY.

     Unless otherwise determined by the Committee, Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred, other than by will or the laws of descent and distribution. The Committee may permit (on such terms, conditions and limitations as it shall establish) Options and/or shares issued in connection with an Option exercise which are subject to restrictions on transferability, to be transferred one time to a member of a Participant's immediate family or to a trust or similar vehicle for the benefit of a Participant's immediate family members. Except to the extent required by law, no Award or interest of any Participant in the Plan shall be subject to any lien, levy, attachment, pledge, obligation, liability or bankruptcy of a Participant. During the lifetime of a Participant, all rights with respect to Awards shall be exercisable only by such Participant or, if applicable, a permitted transferee.

SECTION 12. CHANGE OF CONTROL.

     (a) The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control:


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          (i) provide for the acceleration of any time periods relating to the exercise or realization of such Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Committee;

          (ii) provide for the purchase of such Awards, upon the Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise or realization of such rights had such Awards been currently exercisable or payable;

          (iii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such transaction or change; or

          (iv) cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such change.

     The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

     (b)  A "Change of Control" shall be deemed to occur if and when:

          (i) any person, including a "person" as such term is used in Section 14(d)(2) of the 1934 Act (a "Person"), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

          (ii) any transaction occurs with respect to the Company which is subject to the prior notice requirements of the Change in Bank Control Act of 1978;

          (iii) any transaction occurs with respect to the Company which will require a "company" as defined in the Bank Holding Company Act of 1956, as amended, to obtain prior approval of the Federal Reserve Board under Regulation Y;

          (iv) any plan or proposal for the liquidation of the Company is adopted by the stockholders of the Company;

          (v) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in


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     Rule 14a-12(c) of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (vi) all or substantially all of the assets of the Company are sold, liquidated or distributed; or

          (vii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a "Transaction"), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than fifty (50) percent of the combined voting power of the Company or other corporation resulting from such Transaction.

     Any good faith determination by the Committee as to whether a Change of Control within the meaning of this Section has occurred shall be conclusive and binding on the Participants.

SECTION 13. AWARD AGREEMENTS.

     Each Award under the Plan shall be evidenced by a document (an "Award Agreement") in writing setting forth the terms, conditions, restrictions and limitations applicable to the Award, including, but not limited to, the provisions governing vesting, exercisability, payment, amendment, cancellation, forfeiture and termination of Employment and the Company's authority to amend or terminate the Plan and to amend, cancel or rescind an Award, at any time. The Committee need not require the execution of such document by the Participant, in which case acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines and practices of the Company in effect from time to time. The foregoing notwithstanding, some or all of the terms, conditions, restrictions and limitations applicable to an Award, and any applicable administrative guidelines, may be contained in a prospectus or prospectus supplement delivered to Participant from time to time and which may be incorporated by reference by the Award Agreement.

SECTION 14. TAX WITHHOLDING.

     The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment made under the Plan, or may permit shares to be used or sold, including shares of Common Stock delivered or vested in connection with an Award, in an amount sufficient to cover withholding of any federal, state, local, foreign or other governmental taxes or charges required by law or such greater amount of withholding as the Committee shall determine from time to time and to take such other action as may be necessary to satisfy any such withholding obligations. The value of any shares allowed to be withheld or used for tax withholding may not exceed the amount allowed consistent with fixed plan accounting in accordance with generally accepted accounting principles. It shall be a condition to the obligation of the Company to issue Common Stock upon the exercise of an Option or a SAR that the Participant pay to the Company, on demand, such amount as may be requested by the

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Company for the purpose of satisfying any tax withholding liability. If the amount is not paid, the Company may refuse to issue shares.

SECTION 15. UNFUNDED PLAN.

     Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant any right, title or interest in any assets of the Company.

SECTION 16. EXPENSES OF THE PLAN.

     The expenses of the administration of the Plan shall be borne by the Company and its Subsidiaries. The Company may require Subsidiaries to pay for the Common Stock issued under the Plan.

SECTION 17. RIGHTS AS A STOCKHOLDER.

     Unless the Committee determines otherwise, a Participant shall not have any rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 8.

SECTION 18. ELECTRONIC DELIVERY.

     With respect to any documents that the Company may be required to deliver to Participants (including, but not limited to, prospectuses, prospectus supplements, grant notifications and agreements, account statements, annual and quarterly reports and all other forms or communications) in connection with any award made pursuant to the Plan or programs made or offered by the Company or its predecessors or successors, in lieu of receiving such documents in paper format, to the fullest extent permitted by law, the Company may use electronic delivery to provide Participants with any such documents. Electronic delivery of a document to Participants may be via a Company e-mail system or by reference to a location on a Company intranet site to which Participants have access.

SECTION 19. AMENDMENT AND TERMINATION.

     The Plan may be amended or terminated at any time and from time to time by the Board. Neither an amendment to the Plan nor the termination of the Plan shall adversely affect any right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant's consent.

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SECTION 20. SUCCESSORS AND ASSIGNS.

     The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

SECTION 21. GOVERNING LAW.

     The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 22. MISCELLANEOUS.

     (a) NO RIGHTS TO AWARDS OR CONTINUED EMPLOYMENT. Unless otherwise determined by the Committee, Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. No Employee shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Employees under the Plan. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Employee of the Company or any Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its Employees at any time, free from any claim or liability under the Plan.

     (b) SECURITIES LAW COMPLIANCE. No Common Stock or other securities shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable Federal, state and international securities statutes, rules and regulations. The Committee may require each person purchasing shares pursuant to an Option to represent and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal, state or international securities laws.

     (c) ARBITRATION. All claims and disputes between a Participant and the Company or any Subsidiary or affiliate of the Company arising out of the Plan or any Award granted hereunder shall be submitted to arbitration in accordance with the then current arbitration policy of the Company or if the Subsidiary with whom the Participant is employed has adopted an arbitration policy, then the arbitration policy of such Subsidiary. Notice of demand for arbitration shall be given in writing to the other party and shall be made within a reasonable time after the claim or dispute has arisen. The award rendered by the arbitrator shall be made in

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accordance with the provisions of the Plan, shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The provisions of this Section 22(c) shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

SECTION 23. EFFECTIVE DATE OF PLAN.

     The Plan became effective on September 25, 1991, the date that it was adopted by the Board of Directors of Primerica Corporation. On December 31, 1993, The Travelers Corporation was merged with Primerica Corporation and was renamed The Travelers Inc. The Travelers Inc. later changed its name to Travelers Group Inc. Travelers Group Inc. changed its name to Citigroup Inc. on October 8, 1998, upon the merger of Citicorp into a wholly owned subsidiary of Travelers Group Inc. On April 17, 2001, the Travelers Group Employee Incentive Plan was amended and restated and its name was changed to the Citigroup Employee Incentive Plan.